FOR IMMEDIATE RELEASE

Workiva Announces Fourth Quarter and Fiscal Year 2014 Financial Results
Q4 Revenue of $30.1 Million, Up 28% From Q4 of 2013
Completed Initial Public Offering

Ames, IA, March 11, 2015 - Workiva Inc. (NYSE: WK), creator of the Wdesk cloud-based productivity platform for business data collaboration and reporting, today announced financial results for its fourth quarter and fiscal year ended December 31, 2014.

“We are pleased to report strong revenue growth for the fourth quarter and full year 2014 and to begin a new chapter as a publicly traded company,” said Matthew Rizai, Chairman and Chief Executive Officer of Workiva. “Our results demonstrate increasing demand for our Wdesk platform, which is transforming the way companies collect, manage, report and analyze critical business data. We are excited about the breadth of growth opportunities for Workiva, and we are confident in our ability to continue penetrating our large and growing addressable market,” Rizai added. “Our IPO represents a significant milestone for Workiva and provides us with additional resources to execute on our growth initiatives.”

The non-GAAP adjustments referenced herein relate to the exclusion of stock-based compensation. A reconciliation of GAAP to non-GAAP financial measures has been provided in Table I at the end of this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Fourth Quarter 2014 Financial Highlights

•
Revenue: Total revenue for the quarter ended December 31, 2014 was $30.1 million, an increase of 28% compared with $23.6 million in the fourth quarter of 2013. Subscription and support revenue was $25.0 million, an increase of 31% versus results in the fourth quarter of 2013. Professional services revenue was $5.1 million, an increase of 16% compared to the same quarter in the prior year.

•
Gross Profit: GAAP gross profit for the quarter ended December 31, 2014 was $20.2 million compared with $17.1 million in the same quarter of the prior year, and GAAP gross margin was 66.9%. Non-GAAP gross profit for the quarter ended December 31, 2014 was $20.3 million, an increase of 19% compared with the prior year’s fourth quarter, and non-GAAP gross margin was 67.5%.

•
Loss from Operations: GAAP loss from operations for the quarter ended December 31, 2014 was $11.6 million compared with a loss of $5.9 million in the prior year’s fourth quarter. Non-GAAP loss from operations for the quarter ended December 31, 2014 was $9.8 million, compared with non-GAAP loss from operations of $5.2 million in the fourth quarter of 2013.

•
Net Loss: GAAP net loss for the quarter ended December 31, 2014 was $12.7 million compared with a net loss of $5.9 million for the prior year’s fourth quarter. GAAP net loss per share for the quarter ended December 31, 2014 was $0.38, based on 33.1 million weighted-average shares outstanding, compared with a net loss per share of $0.19, based on 31.7 million weighted-average shares outstanding in the fourth quarter of 2013.

•
Non-GAAP net loss for the quarter ended December 31, 2014 was $10.8 million compared with a net loss of $5.1 million in the prior year’s fourth quarter. Non-GAAP net loss per share for the quarter ended December 31,

2014 was $0.33, based on 33.1 million weighted-average shares outstanding, compared with a net loss per share of $0.16, based on 31.7 million weighted-average shares outstanding in the fourth quarter of 2013.

Full Year 2014 Financial Highlights

•
Revenue: Total revenue for the year ended December 31, 2014 was $112.7 million, an increase of 32% compared with $85.2 million in the prior year. Subscription and support revenue was $91.3 million, an increase of 40% on a year-over-year basis. Professional services revenue was $21.4 million, an increase of 7% on a year-over-year basis.

•
Gross Profit: GAAP gross profit for the year ended December 31, 2014 was $78.8 million compared with $60.5 million in the prior year, and GAAP gross margin was 69.9%. Non-GAAP gross profit for the year ended December 31, 2014 was $79.7 million, an increase of 31% compared with the prior year, and non-GAAP gross margin was 70.7%.

•
Loss from Operations: GAAP loss from operations for the year ended December 31, 2014 was $38.6 million compared with a loss of $29.3 million in the prior year. Non-GAAP loss from operations for the year ended December 31, 2014 was $31.2 million compared with a loss of $25.9 million in the prior year.

•
Net Loss: GAAP net loss for the year ended December 31, 2014 was $41.2 million compared with a net loss of $29.5 million in the prior year. GAAP net loss per share for the year ended December 31, 2014 was $1.28 based on 32.2 million weighted-average shares outstanding compared with a loss per share of $0.94 based on 31.4 million weighted-average shares outstanding in the prior year.

•
Non-GAAP net loss for the year ended December 31, 2014 was $33.8 million compared with a net loss of $26.2 million in the prior year. Non-GAAP net loss per share for the year ended December 31, 2014 was $1.05 based on 32.2 million weighted-average shares outstanding compared with a non-GAAP net loss per share of $0.83 based on 31.4 million weighted-average shares in the prior year.

•
Balance Sheet: As of December 31, 2014, Workiva had cash and cash equivalents of $101.1 million, compared with $20.3 million as of September 30, 2014 and cash, equivalents and marketable securities of $18.0 million as of December 31, 2013. Debt, including capital lease and financing obligations, totaled $24.9 million as of December 31, 2014.

•	Cash Flow: Net cash used in operating activities was $3.5 million in 2014, compared to cash used in operating activities of $10.5 million in 2013.

Please refer to Table II at the end of this press release for a summary of the impact of the correction of an error that was not material to Workiva’s previously issued annual financial statements. The correction did not affect revenue or cash flow for any period.

Operating Metrics and Recent Business Highlights

•	Customers: Workiva had 2,261 customers as of December 31, 2014, a net increase of 334 customers from 1,927 as of December 31, 2013.

•
Revenue Retention Rate: As of December 31, 2014, Workiva’s revenue retention rate (excluding add-on revenue) was 97.0%, and the revenue retention rate (including add-on revenue) was 104.1%. Add-on revenue includes the change in both seats purchased and seat pricing for existing customers.

•
Initial Public Offering: Workiva successfully completed its initial public offering of 7.2 million shares of common stock at $14.00 per share on December 12, 2014, generating proceeds of $90.4 million to the Company net of underwriting and other offering expenses.

Financial Outlook:
As of March 11, 2015, Workiva’s guidance for its first quarter and full year 2015 is as follows:

•	First Quarter 2015 Guidance:

•	Total revenue is expected to be in the range of $33.5 million to $34.0 million.

•	Non-GAAP loss from operations is expected to be in the range of $6.7 million to $7.2 million.

•	GAAP loss from operations is expected to be in the range of $9.1 million to $9.6 million.

•	Non-GAAP loss per share is expected to be in the range of $0.18 to $0.20.

•	GAAP loss per share is expected to be in the range of $0.24 to $0.26.

•	Loss per share is based on 40 million weighted-average diluted shares outstanding.

•	Full Year 2015 Guidance:

•	Total revenue is expected to be in the range of $139 million to $142 million.

•	Non-GAAP loss from operations is expected to be in the range of $37 million to $40 million.

•	GAAP loss from operations is expected to be in the range of $48 million to $51 million.

•	Non-GAAP loss per share is expected to be in the range of $0.92 to $1.00.

•	GAAP loss per share is expected to be in the range of $1.19 to $1.27.

•	Loss per share is based on 40 million weighted-average diluted shares outstanding.

•	Capital expenditures are expected to be in the range of $3.5 million to $4.0 million.

A reconciliation of GAAP to non-GAAP guidance has been provided in Table III at the end of this press release.

Quarterly Conference Call
Workiva will host a conference call today at 5:00 p.m. ET to review the Company’s financial results for the fourth quarter and full year 2014, in addition to discussing the Company’s outlook for the first quarter and full year 2015. To access this call, dial 877-201-0168 (domestic) or 647-788-4901 (international). The conference ID is 58430933. A live webcast of the conference call will be accessible in the “Investors” section of Workiva’s website at www.workiva.com. A replay of this conference call can also be accessed through March 18, 2015 at 855-859-2056 (domestic) or 404-537-3406 (international). The replay pass code is 58430933. An archived webcast of this conference call will also be available an hour after the completion of the call in the “Investors” section of the Company’s website at www.workiva.com.

About Workiva
Workiva created Wdesk, a cloud-based platform for enterprises to collect, manage, report and analyze business data in real time. Wdesk includes a sophisticated productivity suite for business data collaboration and reporting that is used by thousands of corporations, including more than 65 percent of the Fortune 500. Wdesk proprietary word processing, spreadsheet and presentation applications are fully integrated and built upon the Workiva data management engine. Wdesk helps reduce enterprise risk and increase productivity with synchronized data, controlled collaboration, granular permissions and a full audit trail. This gives users confidence to make decisions with real-time data. Workiva employs more than 950 people with offices in 15 cities and is headquartered in Ames, Iowa. For more information, visit www.workiva.com.

Non-GAAP Financial Measures

Workiva believes that the use of non-GAAP gross profit and gross margin, non-GAAP loss from operations, non-GAAP net loss and non-GAAP net loss per share is helpful to its investors. These measures, which are referred to as non-GAAP financial measures, are not prepared in accordance with generally accepted accounting principles in the United States, or GAAP. Non-GAAP gross profit is calculated by excluding stock-based compensation expense attributable to cost of revenues from gross profit. Non-GAAP gross margin is the ratio calculated by dividing non-GAAP gross profit by revenues. Non-GAAP loss from operations is calculated by excluding stock-based compensation expense from loss from operations. Non-GAAP net loss is calculated by excluding stock-based compensation expense, net of tax, from net loss. Non-GAAP net loss per share is calculated by dividing non-GAAP net loss by the weighted- average shares outstanding as presented in the calculation of GAAP net loss per share. Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a company’s non-cash expenses, Workiva believes that providing non-GAAP financial measures that exclude stock-based compensation expense allow for more meaningful comparisons between its operating results from period to period. Workiva’s management uses these non-GAAP financial measures as tools for financial and operational decision making and for evaluating Workiva’s own operating results over different periods of time.

Non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in Workiva’s industry, as other companies in the industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on Workiva’s reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in Workiva’s business and an important part of the compensation provided to its employees. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Investors should review the reconciliation of non-GAAP financial measures to the comparable GAAP financial measures included below, and not rely on any single financial measure to evaluate Workiva’s business.

Safe Harbor Statement
Certain statements in this press release are “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. These statements relate to future events or the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In particular, statements about the Company’s expectations, beliefs, plans, objectives, assumptions, future events or future performance contained in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “outlook,” “guidance” or the negative of those terms or other comparable terminology.
Please see the Company’s documents filed or to be filed with the Securities and Exchange Commission, including the Company’s Registration Statement on Form S-1, annual reports filed on Form 10-K and quarterly reports on Form 10‑Q, and any amendments thereto for a discussion of certain important risk factors that relate to forward-looking statements contained in this report. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Any forward-looking statements are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

###

Investor Contact:	Media Contact:
Adam Rogers	Kevin McCarthy
Workiva Inc.	Workiva Inc.
investor@workiva.com	press@workiva.com
(515) 663-4471	(515) 663-4471

WORKIVA INC. AND SUBSIDIARIES UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS (in thousands, except share and per share amounts)

	Three months ended December 31,		Year ended December 31,
	2014	2013	2014	2013
Revenue
Subscription and support	$25,011	$19,149	$91,317	$65,164
Professional services	5,118	4,420	21,377	19,987
Total revenue	30,129	23,569	112,694	85,151
Cost of revenue
Subscription and support (1)	6,097	4,179	21,182	15,129
Professional services (1)	3,864	2,309	12,696	9,520
Total cost of revenue	9,961	6,488	33,878	24,649
Gross profit	20,168	17,081	78,816	60,502
Operating expenses
Research and development (1)	11,911	8,669	44,145	34,116
Sales and marketing (1)	14,063	10,482	53,498	41,067
General and administrative (1)	5,797	3,826	19,783	14,601
Total operating expenses	31,771	22,977	117,426	89,784
Loss from operations	(11,603)	(5,896)	(38,610)	(29,282)
Interest expense	(763)	(7)	(2,044)	(366)
Other income and (expense), net	(259)	34	(468)	104
Loss before provision for income taxes	(12,625)	(5,869)	(41,122)	(29,544)
Provision for income taxes	32	—	32	—
Net loss	$(12,657)	$(5,869)	$(41,154)	$(29,544)
Net loss per common share:
Basic and diluted	$(0.38)	$(0.19)	$(1.28)	$(0.94)
Weighted average common shares outstanding - basic and diluted	33,117,423	31,663,225	32,156,060	31,376,603

(1) Includes stock-based compensation expense as follows:

	Three months ended December 31,		Year ended December 31,
	2014	2013	2014	2013
Cost of revenue
Subscription and support	$99	$41	$502	$200
Professional services	73	32	337	171
Operating expenses
Research and development	314	135	1,757	762
Sales and marketing	352	255	1,241	799
General and administrative	1,008	257	3,548	1,438

WORKIVA INC. AND SUBSIDIARIES UNAUDITED CONSOLIDATED BALANCE SHEETS (in thousands)

	As of December 31,
	2014	2013
Assets
Current assets
Cash and cash equivalents	$101,131	$15,515
Marketable securities	—	2,436
Accounts receivable, net	11,120	13,885
Deferred commissions	852	301
Other receivables	295	2,856
Prepaid expenses and other current assets	3,143	891
Total current assets	116,541	35,884
Restricted cash	401	179
Restricted marketable securities	—	2,368
Property and equipment, net	46,265	34,715
Intangible assets, net	549	167
Other assets	795	631
Total assets	$164,551	$73,944
Liabilities, Stockholders’ Equity and Members’ Deficit
Current liabilities
Accounts payable	$3,011	$3,993
Accrued expenses and other current liabilities	16,765	8,939
Deferred revenue	42,605	27,367
Deferred government grant obligation	2,324	100
Current portion of capital lease and financing obligations	1,941	723
Current portion of long-term debt	84	2,303
Total current liabilities	66,730	43,425
Deferred revenue	13,671	9,018
Deferred government grant obligation	3,424	5,552
Other long-term liabilities	2,069	335
Capital lease and financing obligations	22,747	12,511
Long-term debt	91	2,254
Construction liability	—	7,636
Total liabilities	108,732	80,731
Stockholders’ equity
Common stock	39	—
Additional paid-in-capital	189,168	—
Accumulated deficit	(133,535)	—
Accumulated other comprehensive income	147	—
Total stockholders’ equity	55,819	—
Members’ deficit
Series A preferred units	—	(10,602)
Series B preferred units	—	(6,910)
Series C preferred units	—	7,070
Common units	—	160
Appreciation and participation units	—	3,637
Accumulated other comprehensive loss	—	(142)
Total members’ deficit	—	(6,787)
Total liabilities, stockholders’ equity and members’ deficit	$164,551	$73,944

WORKIVA INC. AND SUBSIDIARIES UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands)

	Three months ended December 31,		Year ended December 31,
	2014	2013	2014	2013
Cash flows from operating activities
Net loss	$(12,657)	$(5,869)	$(41,154)	$(29,544)
Adjustments to reconcile net loss to net cash provided by (used) in operating activities
Depreciation and amortization	1,125	755	3,877	2,373
Equity-based compensation expense	1,846	720	7,385	3,370
Provision for (recovery of) doubtful accounts	(5)	(55)	123	(83)
Accretion of discount on convertible note	133	—	266	—
Paid-in-kind interest on convertible note	76	—	134	—
Change in fair value of derivative liability	145	—	193	—
Loss on early extinguishment of convertible note	111	—	111	—
Realized losses on sale of available-for-sale securities	—	—	136	—
Recognition of deferred benefit for government grants	(48)	—	(99)	—
Changes in assets and liabilities:
Accounts receivable	18	(6,590)	2,602	(8,647)
Deferred commissions	(142)	171	(553)	244
Other receivables	(85)	(660)	155	(686)
Prepaid expenses and other	(1,309)	371	(2,251)	394
Other assets	113	42	(52)	(216)
Accounts payable	(1,901)	1,273	(1,530)	1,598
Deferred revenue	4,444	11,997	19,961	18,237
Accrued expenses and other liabilities	3,529	348	7,137	2,508
Change in restricted cash	—	—	54	—
Net cash provided by (used in) operating activities	(4,607)	2,503	(3,505)	(10,452)
Cash flows from investing activities
Purchase of property and equipment	(522)	(766)	(8,566)	(9,503)
Purchase of marketable securities	—	1	—	(920)
Sale of marketable securities	—	240	4,864	1,160
Purchase of intangible assets	(157)	(36)	(394)	(169)
Net cash used in investing activities	(679)	(561)	(4,096)	(9,432)

WORKIVA INC. AND SUBSIDIARIES UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS (continued) (in thousands)

	Three months ended December 31,		Year ended December 31,
	2014	2013	2014	2013
Cash flows from financing activities
Proceeds from issuance of Series C preferred units	—	—	—	7,165
Payment of equity issuance costs	—	—	—	(20)
Proceeds from public offering, net of underwriters’ discount	91,826	—	91,769	—
Proceeds from issuance of convertible notes	—	—	5,000	—
Proceeds from option exercises	217	141	580	256
Changes in restricted cash	25	—	(275)	20
Repayment of long-term debt	(2,167)	(42)	(2,365)	(181)
Principal payments on capital lease and financing obligations	(557)	(90)	(1,338)	(346)
Distributions to members	(228)	(10)	(279)	(61)
Proceeds from borrowings on line of credit	—	12	3,020	2,017
Proceeds from government for training reimbursement	—	366	194	1,520
Payments of issuance costs on line of credit	(14)	—	(113)	—
Repayment of line of credit	(3,000)	—	(5,038)	—
Government loan award	—	—	2,000	—
Net cash provided by financing activities	86,102	377	93,155	10,370
Effect of foreign exchange rates on cash	40	62	62	50
Net increase (decrease) in cash and cash equivalents	80,856	2,381	85,616	(9,464)
Cash and cash equivalents at beginning of period	20,275	13,134	15,515	24,979
Cash and cash equivalents at end of period	$101,131	$15,515	$101,131	$15,515

TABLE I WORKIVA INC. RECONCILIATION OF NON-GAAP INFORMATION (in thousands, except share and per share data)

	Three months ended December 31,		Year ended December 31,
	2014	2013	2014	2013
Gross profit, as reported	$20,168	$17,081	$78,816	$60,502
Add back: Stock-based compensation	172	73	839	371
Gross profit, non-GAAP	$20,340	$17,154	$79,655	$60,873
As percentage of revenue, non-GAAP	67.5%	72.8%	70.7%	71.5%

Research and development, as reported	$11,911	$8,669	$44,145	$34,116
Less: Stock-based compensation	314	135	1,757	762
Research and development, non-GAAP	$11,597	$8,534	$42,388	$33,354
As percentage of revenue, non-GAAP	38.5%	36.2%	37.6%	39.2%

Sales and marketing, as reported	$14,063	$10,482	$53,498	$41,067
Less: Stock-based compensation	352	255	1,241	799
Sales and marketing, non-GAAP	$13,711	$10,227	$52,257	$40,268
As percentage of revenue, non-GAAP	45.5%	43.4%	46.4%	47.3%

General and administrative, as reported	$5,797	$3,826	$19,783	$14,601
Less: Stock-based compensation	1,008	257	3,548	1,438
General and administrative, non-GAAP	$4,789	$3,569	$16,235	$13,163
As percentage of revenue, non-GAAP	15.9%	15.1%	14.4%	15.5%

Loss from operations	$(11,603)	$(5,896)	$(38,610)	$(29,282)
Add back: Stock-based compensation	1,846	720	7,385	3,370
Loss from operations, non-GAAP	$(9,757)	$(5,176)	$(31,225)	$(25,912)
As percentage of revenue, non-GAAP	(32.4)%	(22.0)%	(27.7)%	(30.4)%

Net loss	$(12,657)	$(5,869)	$(41,154)	$(29,544)
Add back: Stock-based compensation	1,846	720	7,385	3,370
Net loss, non-GAAP	$(10,811)	$(5,149)	$(33,769)	$(26,174)
As percentage of revenue, non-GAAP	(35.9)%	(21.8)%	(30.0)%	(30.7)%

Net loss per share, non-GAAP:
Basic and diluted, non-GAAP	$(0.33)	$(0.16)	$(1.05)	$(0.83)
Weighted average common shares outstanding - basic and diluted, non-GAAP	33,117,423	31,663,225	32,156,060	31,376,603

TABLE II
REVISION OF PRIOR PERIOD FINANCIAL STATEMENTS
(in thousands)

We have identified and corrected an error in our prior period accounting for reimbursements received pursuant to government job training programs. We evaluated the effects of this error and concluded it was immaterial to any of our previously issued annual financial statements. The correction did not affect revenue or total cash flow for any period. More information can be found in Note 2 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014.
The following tables summarize the changes to each of the line items on the consolidated financial statements as a result of the revision described above:
Revised consolidated statements of operations amounts

	Year ended December 31, 2013			Year ended December 31, 2012
	Previously reported	Adjustment	As revised	Previously reported	Adjustment	As revised
Revenue
Subscription and support	$65,164	$—	$65,164	$34,702	$—	$34,702
Professional services	19,987	—	19,987	18,236	—	18,236
Total revenue	85,151	—	85,151	52,938	—	52,938
Cost of revenue
Subscription and support	14,881	248	15,129	9,222	40	9,262
Professional services	9,406	114	9,520	9,777	3	9,780
Total cost of revenue	24,287	362	24,649	18,999	43	19,042
Gross profit	60,864	(362)	60,502	33,939	(43)	33,896
Operating expenses
Research and development	33,400	716	34,116	18,342	43	18,385
Sales and marketing	40,824	243	41,067	27,506	31	27,537
General and administrative	14,402	199	14,601	16,146	31	16,177
Total operating expenses	88,626	1,158	89,784	61,994	105	62,099
Loss from operations	(27,762)	(1,520)	(29,282)	(28,055)	(148)	(28,203)
Interest expense	(366)	—	(366)	(1,521)	—	(1,521)
Other income and (expense), net	104	—	104	(861)	—	(861)
Loss before provision for income taxes	(28,024)	(1,520)	(29,544)	(30,437)	(148)	(30,585)
Provision for income taxes	—	—	—	—	—	—
Net loss	$(28,024)	$(1,520)	$(29,544)	$(30,437)	$(148)	$(30,585)
Revised consolidated balance sheet amounts

	As of December 31, 2013			As of December 31, 2012
	Previously reported	Current period adjustment	Adjusted balance	Previously reported	Current period adjustment	Adjusted balance
Deferred government grant obligation	—	100	100	—	—	—
Total current liabilities	$43,325	$100	$43,425	$26,404	$—	$26,404
Deferred government grant obligation	2,259	3,293	5,552	—	1,873	1,873
Total liabilities	$77,338	$3,393	$80,731	$39,502	$1,873	$41,375
Series A preferred units	(9,711)	(891)	(10,602)	(9,652)	(891)	(10,543)
Series B preferred units	(6,485)	(425)	(6,910)	(6,483)	(425)	(6,908)
Series C preferred units	8,590	(1,520)	7,070	29,213	—	29,213
Common units	482	(322)	160	(2,664)	(322)	(2,986)
Appreciation and participation units	3,872	(235)	3,637	3,648	(235)	3,413
Total members' equity (deficit)	$(3,394)	$(3,393)	$(6,787)	$14,020	$(1,873)	$12,147

Revised consolidated statements of cash flow amounts

	Year ended December 31, 2013			Year ended December 31, 2012
	Previously reported	Adjustment	As revised	Previously reported	Adjustment	As revised
Net loss	$(28,024)	$(1,520)	$(29,544)	$(30,437)	$(148)	$(30,585)
Other receivables	(686)	—	(686)	176	(209)	(33)
Net cash used in operating activities	$(8,932)	$(1,520)	$(10,452)	$(5,406)	$(357)	$(5,763)
Proceeds from government for training reimbursement	—	1,520	1,520	—	357	357
Net cash provided by financing activities	$8,850	$1,520	$10,370	$31,282	$357	$31,639

Revised consolidated statements of operations amounts by quarter for 2013 are as follows:

	Three months ended March 31, 2013			Three months ended June 30, 2013			Three months ended September 30, 2013			Three months ended December 31, 2013
	Previously reported	Adjustment	As revised	Previously reported	Adjustment	As revised	Previously reported	Adjustment	As revised	Previously reported	Adjustment	As revised

Revenue
Subscription and support	$13,449	$—	$13,449	$15,233	$—	$15,233	$17,333	$—	$17,333	$19,149	$—	$19,149
Professional services	7,850	—	7,850	3,794	—	3,794	3,923	—	3,923	4,420	—	4,420
Total revenue	21,299	—	21,299	19,027	—	19,027	21,256	—	21,256	23,569	—	23,569
Cost of revenue
Subscription and support	3,392	—	3,392	3,383	224	3,607	3,949	2	3,951	4,157	22	4,179
Professional services	2,879	—	2,879	2,163	104	2,267	2,064	1	2,065	2,300	9	2,309
Total cost of revenue	6,271	—	6,271	5,546	328	5,874	6,013	3	6,016	6,457	31	6,488
Gross profit	15,028	—	15,028	13,481	(328)	13,153	15,243	(3)	15,240	17,112	(31)	17,081
Operating expenses
Research and development	8,095	—	8,095	8,121	401	8,522	8,775	55	8,830	8,409	260	8,669
Sales and marketing	9,214	—	9,214	9,441	187	9,628	11,726	17	11,743	10,443	39	10,482
General and administrative	3,770	—	3,770	2,825	157	2,982	4,017	6	4,023	3,790	36	3,826
Total operating expenses	21,079	—	21,079	20,387	745	21,132	24,518	78	24,596	22,642	335	22,977
Loss from operations	(6,051)	—	(6,051)	(6,906)	(1,073)	(7,979)	(9,275)	(81)	(9,356)	(5,530)	(366)	(5,896)
Interest expense	(10)	—	(10)	(94)	—	(94)	(255)	—	(255)	(7)	—	(7)
Other income and (expense), net	34	—	34	(23)	—	(23)	59	—	59	34	—	34
Loss before provision for income taxes	(6,027)	—	(6,027)	(7,023)	(1,073)	(8,096)	(9,471)	(81)	(9,552)	(5,503)	(366)	(5,869)
Provision for income taxes	—	—	—	—	—	—	—	—	—	—	—	—
Net loss	$(6,027)	$—	$(6,027)	$(7,023)	$(1,073)	$(8,096)	$(9,471)	$(81)	$(9,552)	$(5,503)	$(366)	$(5,869)

Revised consolidated statements of operations amounts by quarter for 2014 are as follows:

	Three months ended March 31, 2014			Three months ended June 30, 2014			Three months ended September 30, 2014
	Previously reported	Adjustment	As revised	Previously reported	Adjustment	As revised	Previously reported	Adjustment	As revised

Revenue
Subscription and support	$20,648	$—	$20,648	$21,968	$—	$21,968	$23,690	$—	$23,690
Professional services	7,484	—	7,484	4,546	—	4,546	4,229	—	4,229
Total revenue	28,132	—	28,132	26,514	—	26,514	27,919	—	27,919
Cost of revenue
Subscription and support	4,664	5	4,669	5,029	—	5,029	5,385	2	5,387
Professional services	2,793	5	2,798	2,882	—	2,882	3,151	1	3,152
Total cost of revenue	7,457	10	7,467	7,911	—	7,911	8,536	3	8,539
Gross profit	20,675	(10)	20,665	18,603	—	18,603	19,383	(3)	19,380
Operating expenses
Research and development	10,219	68	10,287	10,768	4	10,772	11,155	20	11,175
Sales and marketing	10,415	25	10,440	12,747	—	12,747	16,229	19	16,248
General and administrative	4,197	31	4,228	5,186	—	5,186	4,558	14	4,572
Total operating expenses	24,831	124	24,955	28,701	4	28,705	31,942	53	31,995
Loss from operations	(4,156)	(134)	(4,290)	(10,098)	(4)	(10,102)	(12,559)	(56)	(12,615)
Interest expense	(265)	—	(265)	(316)	—	(316)	(700)	—	(700)
Other income and (expense), net	3	—	3	(157)	12	(145)	(106)	39	(67)
Loss before provision for income taxes	(4,418)	(134)	(4,552)	(10,571)	8	(10,563)	(13,365)	(17)	(13,382)
Provision for income taxes	—	—	—	—	—	—	—	—	—
Net loss	$(4,418)	$(134)	$(4,552)	$(10,571)	$8	$(10,563)	$(13,365)	$(17)	$(13,382)

TABLE III WORKIVA INC. RECONCILIATION OF NON-GAAP GUIDANCE (in thousands, except share and per share data)

	Three months ending March 31, 2015			Year ending December 31, 2015

Loss from operations, GAAP range	$(9,100)	-	$(9,600)	$(48,000)	-	$(51,000)
Add back: Stock-based compensation	2,400		2,400	11,000		11,000
Loss from operations, non-GAAP range	$(6,700)	-	$(7,200)	$(37,000)	-	$(40,000)

Net loss per share, GAAP range	$(0.24)	-	$(0.26)	$(1.19)	-	$(1.27)
Add back: Stock-based compensation	0.06		0.06	0.27		0.27
Net loss per share, non-GAAP range	$(0.18)	-	$(0.20)	$(0.92)	-	$(1.00)

Weighted average common shares outstanding - basic and diluted	40,000,000		40,000,000	40,000,000		40,000,000